UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2014

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2014-2015 Award Formula under Profitable Growth Incentive Program

On February 26, 2014, the Compensation Committee (Committee) adopted the 2014-2015 Award Formula (Award Formula) under the Profitable Growth Incentive (PGI) Program and granted growth performance stock units (GPSUs) thereunder to certain key management employees including our named executive officers—David S. Haffner, Board Chair and CEO, Karl G. Glassman, President and COO, Matthew C. Flanigan, Executive Vice President and CFO, Joseph D. Downes, Jr., Senior Vice President & President – Industrial Materials and Dennis S. Park, Senior Vice President & President – Commercial Fixturing & Components.

The GPSUs are granted under our Flexible Stock Plan, amended and restated, effective as of May 10, 2012, which was filed March 30, 2012 as Appendix A to our Proxy Statement for the Annual Meeting of Shareholders. The Committee grants the GPSUs in accordance with the Form of Profitable Growth Incentive Award Agreement and Terms and Conditions (Form of Award), which is attached hereto and incorporated by reference as Exhibit 10.1. The Award Formula is attached hereto and incorporated by reference as Exhibit 10.2.

Each of the above executives were granted a number of GPSUs determined by multiplying the executive’s current base annual salary by an award multiple (approved by the Committee), and dividing this amount by the average closing price of our common stock for the 10 business days immediately following the date of our fourth quarter earnings press release. The number of GPSU’s that will ultimately vest will depend upon the Revenue Growth and EBITDA Margin of the Company (for Haffner, Glassman and Flanigan), the Industrial Materials Segment (for Downes) and the Commercial Fixturing & Components Segment plus the Consumer Products and Adjustable Bed Business Units (for Park) at the end of a 2-year performance period beginning January 1, 2014 and ending December 31, 2015. The percentage of vested GPSUs will range from 0% to 250% of the number granted according to the payout schedules as shown below.

EBITDA Margin	2014-2015 Award Payout Percentage-Corporate (Haffner, Glassman and Flanigan)
17.4%	0%	250%	250%	250%	250%	250%	250%	250%	250%
16.4%	0%	213%	250%	250%	250%	250%	250%	250%	250%
15.4%	0%	175%	213%	250%	250%	250%	250%	250%	250%
14.4%	0%	138%	175%	213%	250%	250%	250%	250%	250%
13.4%	0%	100%	138%	175%	213%	250%	250%	250%	250%
12.4%	0%	75%	100%	138%	175%	213%	250%	250%	250%
11.4%	0%	50%	75%	100%	138%	175%	213%	250%	250%
10.4%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<10.4%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<3.1%	3.1%	4.1%	5.1%	6.1%	7.1%	8.1%	9.1%	10.1%
	Revenue Growth

EBITDA Margin	2014-2015 Award Payout Percentage-Industrial Materials Segment (Downes)
16.3%	0%	250%	250%	250%	250%	250%	250%	250%	250%
15.3%	0%	213%	250%	250%	250%	250%	250%	250%	250%
14.3%	0%	175%	213%	250%	250%	250%	250%	250%	250%
13.3%	0%	138%	175%	213%	250%	250%	250%	250%	250%
12.3%	0%	100%	138%	175%	213%	250%	250%	250%	250%
11.3%	0%	75%	100%	138%	175%	213%	250%	250%	250%
10.3%	0%	50%	75%	100%	138%	175%	213%	250%	250%
9.3%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<9.3%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<2.8%	2.8%	3.8%	4.8%	5.8%	6.8%	7.8%	8.8%	9.8%
	Revenue Growth

EBITDA Margin	2014-2015 Award Payout Percentage-Commercial Fixturing & Components Segment Plus Consumer Products and Adjustable Bed Business Units (Park)
13.0%	0%	250%	250%	250%	250%	250%	250%	250%	250%
12.0%	0%	213%	250%	250%	250%	250%	250%	250%	250%
11.0%	0%	175%	213%	250%	250%	250%	250%	250%	250%
10.0%	0%	138%	175%	213%	250%	250%	250%	250%	250%
9.0%	0%	100%	138%	175%	213%	250%	250%	250%	250%
8.0%	0%	75%	100%	138%	175%	213%	250%	250%	250%
7.0%	0%	50%	75%	100%	138%	175%	213%	250%	250%
6.0%	0%	25%	50%	75%	100%	138%	175%	213%	250%
<6.0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	<3.1%	3.1%	4.1%	5.1%	6.1%	7.1%	8.1%	9.1%	10.1%
	Revenue Growth

Calculations of EBITDA Margin and Revenue Growth can be found in the Award Formula. Payouts will be interpolated for achievement falling between the target levels shown above. The percentage of Revenue Growth achieved will be increased or decreased based on the difference between forecasted GDP growth minus actual GDP growth within the 2-year performance period, but this adjustment will only be made if the difference is greater than plus or minus 1%.

Fifty percent of the vested GPSUs will be paid in cash, and we intend to pay the remaining fifty percent in our common stock, although we reserve the right to pay up to one hundred percent in cash. We will pay any vested awards by March 15, 2016. Payments for the cash portion of the GPSUs will be equal to the number of vested GPSUs multiplied by the closing price of our common stock on the last business day of the performance period. For the stock portion of the GPSUs, shares will be issued on a one-to-one basis for vested GPSUs. The amount of cash paid and number of shares issued will be reduced for applicable tax withholding. GPSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

The GPSUs will normally vest on the last day of the 2-year performance period. Generally, if the executive has a separation from service other than for retirement, death or disability, before the GPSUs vest, they are immediately forfeited. If the separation of service is due to retirement, death or disability, the executive will receive a number of shares following the end of the Performance Period which are prorated for the number of days during the Performance Period prior to termination. Also, in the event of disability, the GPSUs will continue to vest for 18 months after disability begins. Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the GPSUs will vest and the executive will receive a 250% payout.

The Form of Award contains a non-competition covenant for two years after payout, where, if violated, the executive must repay to us any gain. Also, if within 24 months of payment, we are required to restate previously reported financial statements, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The foregoing is only a summary of the terms and conditions of the PGI Program and the GPSUs and is qualified in its entirety by reference to the Form of Award and Award Formula.

Amendment to the Form of Profitable Growth Incentive Award Agreement and Terms and Conditions

On February 26, 2014, the Committee amended the PGI Form of Award by revising section 2.D of the form. Section 2.D was amended to provide that EBITDA results will be adjusted, in addition to various other adjustments, to eliminate gain, loss or expense related to loss contingencies identified in the notes to the Company’s consolidated financial statements for the most recently completed fiscal year prior to the performance period.

Grants of GPSUs under the Profitable Growth Incentive Program

On February 26, 2014, the Compensation Committee granted 2014-2015 GPSUs to our named executive officers in the amounts shown below.

Named Executive Officer	Threshold Payout	Base Award Target Payout	Maximum Payout
	25%	100%	250%
David S. Haffner	6,856	27,425	68,563
Karl G. Glassman	5,101	20,405	51,013
Matthew C. Flanigan	2,566	10,265	25,663
Joseph D. Downes, Jr.	1,826	7,305	18,263
Dennis S. Park	1,826	7,305	18,263

Adoption of 2014 Individual Performance Goals

On February 26, 2014, the Compensation Committee also adopted individual performance goals for our named executive officers. Twenty percent of each executive’s cash award under our Key Officers Incentive Plan is based on the achievement of individual performance goals. The goals for 2014 are:

David S. Haffner: Emerging markets expansion, business unit portfolio management;

Karl G. Glassman: Business unit portfolio management, margin enhancement, revenue growth, internal audit compliance, leadership development;

Matthew C. Flanigan: Working capital management, corporate allocations forecasting, information technology initiatives, leadership development;

Joseph D. Downes, Jr.: Divestiture of targeted business, growth and profitability of targeted businesses, working capital management; and

Dennis S. Park: Growth and profitability of targeted businesses, succession planning.

The achievement of the individual performance goals is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

The remaining 80% of the cash award is expected to be calculated in accordance with the 2014 award formula adopted by the Committee at the end of March 2014. The 2014 Key Officers Incentive Plan is subject to approval at the annual shareholder meeting. If the plan does not receive approval, no awards will be paid under the plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2014, the Board of Directors amended our Bylaws by deleting Section 2.7(b) which prohibited director and director candidate compensation for their service from any source other than the Company. The amendment was effective immediately. Prior to the deletion, Section 2.7(b) provided:

Section 2.7 Compensation of Directors.

* * *

(b) No person shall qualify for service as a director of the Corporation if he or she is a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy or service as a director of the Corporation.

The Bylaws, as amended, and a marked copy of amended Section 2.7 are included as Exhibits 3.2.1 and 3.2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2.1*	Bylaws of the Company, as amended through February 26, 2014

3.2.2*	Section 2.7 of the Bylaws of the Company, as amended through February 26, 2014, marked to show the deletion to the prior Bylaw provision, as amended through November 5, 2013

10.1*	Form of Profitable Growth Incentive Award Agreement and Terms and Conditions

10.2*	2014-2015 Award Formula under the Profitable Growth Incentive Program

10.3	The Company’s Flexible Stock Plan, amended and restated, effective as of May 10, 2012, filed March 30, 2012 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 3, 2014	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2.1*	Bylaws of the Company, as amended through February 26, 2014

3.2.2*	Section 2.7 of the Bylaws of the Company, as amended through February 26, 2014, marked to show the deletion to the prior Bylaw provision, as amended through November 5, 2013

10.1*	Form of Profitable Growth Incentive Award Agreement and Terms and Conditions

10.2*	2014-2015 Award Formula under the Profitable Growth Incentive Program

10.3	The Company’s Flexible Stock Plan, amended and restated, effective as of May 10, 2012, filed March 30, 2012 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.